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                    METLIFE INSURANCE COMPANY OF CONNECTICUT

            METLIFE OF CT SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES
                                   GOLD TRACK
                                GOLD TRACK SELECT
                           GOLD TRACK SELECT NY PLANS

                       METLIFE OF CT SEPARATE ACCOUNT QPN
                         METLIFE RETIREMENT PERSPECTIVES

                          SUPPLEMENT DATED MAY 12, 2008

                    TO THE PROSPECTUSES DATED APRIL 28, 2008

This Supplement provides information in addition to that contained in the Prospectuses dated April 28, 2008. It should be read in its entirety and kept together with your Prospectus for future reference. If you have any questions or would like a copy of the Prospectus, please contact us at 1-800-842-9406, or write us at MetLife Insurance Company of Connecticut, Annuity Operations and Services, One Cityplace, 185 Asylum Street, 3 CP, Hartford Connecticut, 06103-3415.

Effective for the period beginning April 28, 2008 through June 27, 2008, the following information supplements, and to the extent inconsistent therewith, replaces the information contained in the variable annuity prospectuses dated April 28, 2008.

MetLife Insurance Company of Connecticut ("MetLife") has agreed to waive a portion of its separate account charge for the subaccounts investing in the following American Funds Allocation Portfolios: American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio. MetLife estimates that the waiver of expenses will be at an annualized rate of 0.30%. Thereafter, on June 28, 2008, the waiver will no longer apply.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE


One Cityplace                                        Telephone (800) 842-9406
185 Asylum Street, 3 CP
Hartford, CT 06103-3415



Books 15, 16, 16A, and 95